                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         July 18, 2006

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 18, 2006, Hancock Holding Company
issued a press release announcing earnings for second quarter of 2006.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 18, 2006, headed "Hancock Holding
                             Company announces earnings for second quarter
                             2006" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 19, 2006

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release             For More Information
---------------------                --------------------
July 18, 2006                        George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Michael M. Achary, Treasurer
                                     Paul D. Guichet, Investor Relations
                                     800.522.6542 or 228.563.6559

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Hancock Holding Company announces earnings for second quarter 2006

GULFPORT, MS (July 18, 2006) - Hancock Holding Company (NASDAQ: HBHC) and Leo W. Seal, Jr., President of Hancock Holding Company, today announced earnings for the quarter ended June 30, 2006. Hancock’s second quarter 2006 earnings were $22.00 million, an increase of $3.90 million, or 22 percent, from the second quarter of 2005. Diluted earnings per share for the second quarter of 2006 were $0.66, an increase of $0.11, or 20 percent, from the same quarter a year ago. Compared to the first quarter of 2006, second quarter earnings were down $13,000, or .1 percent, with diluted earnings per share down $0.01.

For the first six months of 2006, Hancock earned $44.01 million, an increase of $10.48 million, or 31 percent compared to the first six months of 2005. Diluted earnings per share for the first six months of 2006 were $1.32, an increase of $0.30, or 30 percent, from the first six months of 2005.

Hancock’s second quarter 2006 performance was highlighted by the following significant items:

     o   Returns:  return on average  assets of 1.45 percent and return on average  common equity of 17.89 percent;
         in 2006, both ROA and ROE have performed at consistently  high levels as the Company  continues to improve returns and profitability in the region's post-storm environment.

     o   Balance  Sheet  Growth:  total assets were up $1.37  billion,  or 29 percent,  between June 30, 2005,  and
         June 30, 2006;  the increase in assets from last year was funded by deposit  growth of $1.39  billion,  or
         36 percent;  second  quarter 2006 average  deposits  were up $181 million,  or 4 percent,  compared to the first  quarter of 2006,  while  average  loans were up $24  million,  or 1 percent  from the same  period;
         period-end  loans were up $73 million  since  March 31,  2006,  while  period-end  deposits  were down $72 million from the same period.

     o   Net Interest  Income (te): on the  continued  strength of deposit  growth and the resulting  earning asset expansion,  net interest  income (te) was up $1.45  million,  or 2 percent  between first quarter 2006 and second  quarter  2006;  net interest  income (te) was up $11.93  million,  or 25 percent  since the second quarter  of 2005;  for the first half of 2006,  net  interest  income  (te) was up $24.21  million,  or 26 percent.

     o   Asset Quality:  total net  charge-offs  for the quarter were $3.00 million,  which included  storm-related net charge-offs of $1.13 million;  excluding the  storm-related  charge-offs,  net charge-offs  would have been $1.87 million, or 0.25 percent of average loans, for the second quarter;  non-performing  assets as a percent of loans and  foreclosed  assets fell 6 basis points to 0.29 percent at June 30, 2006,  from March
         31,  2006;  loans 90 days past due at June 30,  2006,  were  $6.68  million  or 0.22  percent of loans and foreclosed assets, which was virtually flat with the level reported at March 31, 2006.
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     o   Allowance for Loan Losses:  Hancock's  allowance for loan losses at June 30, 2006, was $70.96 million,  or
         2.33 percent of period-end  loans, a decrease of $3.00 million from the March 31, 2006 level;  Hancock did not record a provision  for loan losses in the second  quarter of 2006 as management  determined  that the allowance  level at June 30, 2006 was  adequate  and no  addition  to the  allowance  was  necessary  this quarter;  this was done after  considering  current levels of charge-offs,  delinquency  levels,  and loan growth levels, as well as the pace of recovery for the region.

     o   Non-interest  Income  Growth:  non-interest  income was up $1.05  million,  or 4  percent,  from the prior quarter  with  increases  led by  service  charges  (up $1.34  million),  but also  reflected  significant increases in trust and investment and annuity fees (up 11 percent and 26 percent, respectively).

In commenting on Hancock’s operating results for the second quarter of 2006, George A. Schloegel, Chief Executive Officer, stated, “Management is pleased with the Company’s second quarter results and remains focused on continuing to be a cornerstone in the region’s rebuilding efforts.”

Balance Sheet Growth and Capital

At June 30, 2006, Hancock had total loans of $3.04 billion and total deposits of $5.25 billion. The Company’s total asset size at June 30, 2006, was $6.16 billion. For the period from August 31, 2005, to June 30, 2006, total loans have grown $106 million, or 4 percent, and total deposits have grown $1.44 billion, or 38 percent, while total assets have increased $1.36 billion, or 28 percent.

Hancock’s period-end deposits were down $72 million compared to March 31, 2006. The majority of the period-end decrease was in transaction deposits partly offset by higher time deposits. However, as mentioned, average deposits were up $181 million between first and second quarter of 2006. The composition of the second quarter 2006 average total deposit base consisted of 22 percent non-interest-bearing demand accounts, 17 percent public funds, 32 percent low cost interest-bearing transaction accounts and 29 percent time deposits. This funding mix is slightly more favorable as compared to the same quarter a year ago. Loan growth in the Company’s operating region was up considerably as period-end loans were up $73 million, or 3 percent, as compared to the first quarter 2006. The majority of the period-end loan growth was reflected in commercial and direct consumer purpose loans.

The Loan/Deposit Ratio averaged 59 percent for the first quarter, but dropped to 57 percent for the second quarter of 2006 due to an average increase in deposits of $181 million, compared to $24 million increase in average loans for the same period. At June 30, 2006, the Loan/Deposit Ratio was 58 percent.

Hancock remains very well capitalized even with a $1.36 billion increase in total assets since the storm made landfall on August 29, 2005. As of June 30, 2006, Hancock’s Leverage (tier one) Ratio stands at 7.59 percent, while the Tangible Equity Ratio is 6.92 percent.

Net Interest Income

Net interest income (te) for the second quarter of 2006 increased $11.93 million, or 25 percent, from the second quarter of 2005, and was up $1.45 million, or 2 percent, from the first quarter of 2006. The Company’s net interest margin (te) was 4.27 percent in the second quarter of 2006, 15 basis points narrower than the same quarter a year ago and 3 basis points narrower than the previous quarter.

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Compared to the same quarter a year ago, the primary driver of the $11.93 million increase in net interest income (te) was a $1.27 billion, or 29 percent, increase in average earning assets mainly from average deposit growth of $1.37 billion, or 35 percent, much of which was related to deposit inflows in the aftermath of Hurricane Katrina. The $1.27 billion increase in average earning assets was deployed into the securities portfolio (average increase of $823 million, or 57 percent), short-term investments (average increase of $291 million), and into loans (average increase of $159 million, or 6 percent). Loans now comprise 53 percent of the Company’s average earning asset base, as compared to 65 percent for the same quarter a year ago. The net interest margin (te) narrowed 15 basis points as the increase in the average earning asset yield (24 basis points) did not offset the increase in total funding costs (39 basis points).

The Company’s level of net interest income (te) in the second quarter of 2006 increased $1.45 million, or 2 percent, from the prior quarter. Average earning assets increased $146 million, or 3 percent, over the previous quarter. Fueled by storm-related deposit inflows, average deposits increased $181 million, or 4 percent, compared to the prior quarter. Of the $146 million increase in average earning assets, $2 million was deployed into short-term investments (mostly fed funds), $24 million into loans, and the remaining $120 million, into the securities portfolio. Average loans were up $24 million from the prior quarter. The net interest margin (te) narrowed 3 basis points from the prior quarter as the yield on average earning assets increased 14 basis points, while total funding costs were up 17 basis points. The total cost of funds was up 17 basis points, mostly due to increase in cost of public fund deposits (indexed to short-term market rates) and higher rates on interest-bearing deposits (up 23 basis points).

Non-interest Income and Non-interest Expense

Excluding the impact of securities transactions, non-interest income for the second quarter of 2006 was up $1.25 million, or 5 percent, compared to the same quarter a year ago. Non-interest income was up $1.05 million, or 4 percent, compared to the first quarter of 2006. The primary factors impacting the higher levels of non-interest income as compared to the same quarter a year ago, were higher levels of insurance fees (up $1.10 million) mostly related to higher revenues associated with the July, 1, 2005, acquisition of J. Everett Eaves, Inc. In addition, debit card and merchant fees were up $789,000 and trust fees were up $550,000, when compared to the same quarter a year ago. However, service charges were down $1.24 million principally due to the impact of higher customer deposit balances related to the storm-related deposit inflows of the past year. The increase in non-interest income for the second quarter of 2006 (excluding securities transactions) compared to the prior quarter was due to increases in service charges (up $1.34 million), investment and annuity fees (up $327,000), and trust fees (up $331,000).

Operating expenses for the second quarter of 2006 were $8.67 million, or 20 percent, higher compared to the same quarter a year ago and were $2.01 million, or 4 percent, higher than the previous quarter. The increase from the same quarter a year ago was reflected in higher levels of personnel expense (up $3.48 million), occupancy expense (up $898,000), professional services expense (up $1.10 million), and all other expenses (up $3.19 million). The increase from the prior quarter was reflected in higher personnel expense (up $197,000) and higher professional services expense (up $1.50 million). The Company’s overall increase in operating expenses for the second quarter of 2006, while not containing any significant direct expenses related to the impact of Hurricane Katrina, did include an unquantifiable level of expenses indirectly related to the storm. This would include on-going expenditures related to occupancy (due to large numbers of employees remaining displaced from their regular pre-storm workplaces), equipment replacement, repair and maintenance expenses, and other costs.

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Asset Quality

Annualized net charge-offs as a percent of average loans for the second quarter of 2006 were 0.40 percent, compared to 0.24 percent for the second quarter of 2005, and were a negative (recovery) .01 percent in the first quarter of 2006. The second quarter’s net charge-offs of $3.00 million included $1.13 million of charge-offs that were classified as related to Hurricane Katrina. Excluding the storm-related items, net charge-offs for the second quarter of 2006 would have been $1.87 million, or 0.25 percent of average loans. During the first quarter of 2006, the Company recovered a large commercial credit totaling $1.75 million. In addition, net charge-offs of $597,000, or 0.08 percent, were related to Hurricane Katrina. Excluding the first quarter storm-related net charge-offs of $597,000 and the large commercial recovery of $1.75 million, net charge-offs for the first quarter were $1.05 million, or 0.14 percent of average loans.

As previously mentioned, no provision for loan losses was recorded in the second quarter of 2006 as management determined through careful analysis of available information on charge-offs, delinquencies, and loan growth, as well as the pace of recovery for the region, that no addition to the allowance for loan losses was necessary this quarter. The provision for loan losses in the second quarter of 2005 was $1.89 million and was a negative $705,000 in the first quarter of 2006 (due to the large commercial recovery).

Non-performing assets as a percent of total loans and foreclosed assets was 0.29 percent at June 30, 2006, compared to 0.35 percent at March 31, 2006. Compared to the second quarter of 2005, the ratio of non-performing assets as a percent of total loans and foreclosed assets was down 8 basis point from the 0.37 percent reported at June 30, 2005. Non-performing assets decreased $1.61 million from March 31, 2006, reflecting primarily lower levels of non-accrual assets. The composition of the Company’s $8.84 million non-performing asset base continues to reflect granularity with many smaller credits and/or properties (only 4 credits or properties exceeding $250,000 and 137 credits or properties below $250,000). The Company’s ratio of accruing loans 90 days or more past due to total loans was 0.22 percent at June 30, 2006, unchanged from March 31, 2006, and 0.14 percent at June 30, 2005. Accommodations in the form of loan payment extensions (most for 90 days) were granted on a customer-by-customer basis as a result of economic conditions brought by the impact of Hurricane Katrina. At June 30, 2006, accommodations in the form of loan payment extensions totaled $1.55 million (16 loans) and were not included in the aforementioned amounts and ratios of loans 90 days past due.

The Company’s allowance for loan losses was $70.96 million at June 30, 2006, down $3.00 million from the $73.96 million reported at March 31, 2006, and $29.58 million higher than the $41.38 million reported at June 30, 2005. The ratio of the allowance for loan losses as a percent of period-end loans was 2.33 percent at June 30, 2006, a decrease of 16 basis points from March 31, 2006. The allowance coverage ratio (allowance for loan losses to non-performers and past dues) was 457 percent in second quarter 2006, as compared to 433 percent in first quarter 2006, and 285 percent in second quarter 2005. As previously mentioned, the Company had established a specific allowance of $35.20 million for estimated credit losses related to the impact of Hurricane Katrina on Hancock’s loan portfolio in the third quarter of 2005. Hancock recorded storm-related net charge-offs of $2.35 million in the fourth quarter of 2005, $597,000 during the first quarter of 2006, and $1.13 million in the second quarter of 2006 that were charged directly against the aforementioned allowance. In doing so, the storm-related allowance has been reduced by $4.08 million and, as of June 30, 2006, stands at $31.12 million. Hancock is continuously reviewing the adequacy of the special storm-related allowance, and while ratios of non-performing assets actually improved for the second quarter of 2006, management believes that sufficient uncertainty continues to exist at this time as to the ultimate level of storm-related losses to maintain the storm-related allowance at its current level.

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General

Hancock Holding Company - parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, Hancock Bank of Florida, and Magna Insurance Company - has assets of $6.16 billion. Founded in 1899, Hancock Bank stands among the strongest, safest financial institutions in the United States and is the only financial services company headquartered in the Gulf South to rate among the top 20 percent of America’s top-performing banks. Hancock offers comprehensive financial solutions through more than 140 banking and financial services offices and more than 130 automated teller machines across South Mississippi, Louisiana, southern Alabama, and the Florida Panhandle. Additional corporate information and on-line banking and bill pay services are available at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward-looking statements are subject to a number of factors and uncertainties which could cause the company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                              Three Months Ended           Six Months Ended
                                                                      ---------------------------------- ----------------------
                                                                       6/30/2006   3/31/2006   6/30/2005  6/30/2006  6/30/2005
                                                                      ---------- -----------  ---------- ---------  -----------

Per Common Share Data

Earnings per share:
    Basic                                                                  $0.68      $0.68       $0.56     $1.36      $1.03
    Diluted                                                                $0.66      $0.67       $0.55     $1.32      $1.02
Cash dividends per share                                                  $0.220     $0.195      $0.165    $0.415     $0.330
Book value per share (period-end)                                         $15.12     $15.06      $14.87    $15.12     $14.87
Tangible book value per share (period-end)                                $12.94     $12.85      $12.73    $12.94     $12.73
Weighted average number of shares:
    Basic                                                                 32,531     32,393      32,396    32,462     32,429
    Diluted                                                               33,322     33,088      32,928    33,237     32,973
Period-end number of shares                                               32,555     32,494      32,310    32,555     32,310
Market data:
    High closing price                                                    $57.19     $46.67      $34.87    $57.19     $34.87
    Low closing price                                                     $44.02     $37.75      $28.25    $37.75     $28.25
    Period end closing price                                              $56.00     $46.52      $34.40    $56.00     $34.40
    Trading volume                                                         8,737      3,990       3,527    12,528      6,814

Other Period-end Data

FTE headcount                                                              1,777      1,768       1,813     1,777      1,813
Tangible common equity                                                  $421,369   $417,684    $411,203  $421,369   $411,203
Tier I capital                                                          $457,738   $440,302    $416,312  $457,738   $416,312
Goodwill                                                                 $59,060    $61,418     $55,409   $59,060    $55,409
Amortizable intangibles                                                  $10,575     $8,725     $11,746   $10,575    $11,746
Mortgage servicing intangibles                                            $1,256     $1,384      $2,082    $1,256     $2,082

Common shares repurchased for publicly announced plans                        22         17          96        39        136

Performance Ratios

Return on average assets                                                   1.45%      1.49%       1.52%     1.47%      1.42%
Return on average common equity                                           17.89%     18.34%      15.28%    18.11%     14.31%
Earning asset yield (TE)                                                   6.32%      6.17%       6.08%     6.25%      5.99%
Total cost of funds                                                        2.05%      1.88%       1.66%     1.96%      1.61%
Net interest margin (TE)                                                   4.27%      4.30%       4.42%     4.28%      4.39%
Non-interest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                           59.13%     58.30%      57.83%    58.72%     58.88%
Common equity (period-end) as a percent of total assets (period-end)       8.00%      7.82%      10.03%     8.00%     10.03%
Leverage (Tier I) ratio                                                    7.59%      7.45%       8.83%     7.59%      8.83%
Tangible common equity ratio                                               6.92%      6.75%       8.71%     6.92%      8.71%
Net charge-offs as a percent of average loans                              0.40%     -0.01%       0.24%     0.20%      0.28%
Allowance for loan losses as a percent of period-end loans                 2.33%      2.49%       1.45%     2.33%      1.45%
Allowance for loan losses to NPAs + accruing loans 90 days past due      457.10%    432.85%     284.75%   457.10%    284.75%

Provision for loan losses to net charge-offs                                   -    655.76%     111.83%   -24.39%    117.72%
Loan/deposit ratio                                                        57.40%     59.00%      73.63%    58.18%     73.02%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                                    30.28%     29.92%      34.06%    30.10%     33.43%
                                                                        --------- ---------- ----------- --------- ----------
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Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                 ------------------------------------ ------------------------
                                                                          Three Months Ended              Six Months Ended
                                                                 ------------------------------------ ------------------------
                                                                  6/30/2006   3/31/2006    6/30/2005    6/30/2006   6/30/2005
                                                                 ----------- ------------ ----------- ------------ -----------
Asset Quality Information
Non-accrual loans                                                    $7,237       $8,676      $8,052       $7,237      $8,052
Foreclosed assets                                                     1,606        1,779       2,567        1,606       2,567
                                                                 ----------- ------------ ----------- ------------ -----------
Total non-performing assets                                          $8,843      $10,455     $10,619       $8,843     $10,619
                                                                 ----------- ------------ ----------- ------------ -----------
Non-performing assets as a percent of loans and foreclosed assets     0.29%        0.35%       0.37%        0.29%       0.37%
Accruing loans 90 days past due                                      $6,681       $6,632      $3,914       $6,681      $3,914
Accruing loans 90 days past due as a percent of loans                 0.22%        0.22%       0.14%        0.22%       0.14%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                      0.51%        0.57%       0.51%        0.51%       0.51%

Net charge-offs                                                      $3,001       ($108)      $1,691       $2,893      $3,951
Net charge-offs as a percent of average loans                         0.40%       -0.01%       0.24%        0.20%       0.28%

Allowance for loan losses                                           $70,960      $73,961     $41,382      $70,960     $41,382
Allowance for loan losses as a percent of period-end loans            2.33%        2.49%       1.45%        2.33%       1.45%
Allowance for loan losses to NPAs + accruing loans 90 days
   past due                                                         457.10%      432.85%     284.75%      457.10%     284.75%

Provision for loan losses                                                 -       ($705)      $1,891       ($705)      $4,651
Provision for loan losses to net charge-offs                              -      655.76%     111.83%      -24.39%     117.72%

Allowance for Loan Losses

Beginning Balance                                                   $73,961      $74,558     $41,182      $74,558     $40,682
Provision for loan loss                                                   -        (705)       1,891        (705)       4,651
Charge-offs                                                           4,742        3,922       3,539        8,664       7,565
Recoveries                                                            1,741        4,030       1,848        5,771       3,614
                                                                 ----------- ------------ ----------- ------------ -----------
Net charge-offs                                                       3,001        (108)       1,691        2,893       3,951
                                                                 ----------- ------------ ----------- ------------ -----------
Ending Balance                                                      $70,960      $73,961     $41,382      $70,960     $41,382
                                                                 ----------- ------------ ----------- ------------ -----------
Storm-related allowance for loan losses (included above)            $31,120      $32,253           -      $31,120           -
                                                                 ----------- ------------ ----------- ------------ -----------
Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                           $620     ($1,769)        $202     ($1,149)        $972
Mortgage loans                                                           28          181         (5)          209          63
Direct consumer loans                                                 1,681          579         491        2,260         992
Indirect consumer loans                                                 391          653         538        1,044       1,078
Finance company loans                                                   281          248         465          529         846
                                                                 ----------- ------------ ----------- ------------ -----------
Total net charge-offs (including storm-related)                      $3,001       ($108)      $1,691       $2,893      $3,951
Storm-related net charge-offs                                         1,133          597           -        1,731           -
                                                                 ----------- ------------ ----------- ------------ -----------
Total net charge-offs (excluding storm-related)                      $1,868       ($705)      $1,691       $1,162      $3,951
                                                                 =========== ============ =========== ============ ===========
Average loans:
Commercial/real estate loans                                     $1,699,768   $1,674,706  $1,523,348   $1,687,306  $1,507,267
Mortgage loans                                                      410,522      410,023     417,307      410,274     412,310
Direct consumer loans                                               463,977      469,832     509,628      466,888     506,681
Indirect consumer loans                                             348,463      351,405     323,100      349,926     318,347
Finance Company loans                                                71,461       64,496      62,124       67,997      61,426
                                                                 ----------- ------------ ----------- ------------ -----------
Total average loans                                              $2,994,191   $2,970,461  $2,835,506   $2,982,391  $2,806,031

Net charge-offs to average loans:
Commercial/real estate loans                                          0.15%       -0.43%       0.05%       -0.14%       0.13%
Mortgage loans                                                        0.03%        0.18%       0.00%        0.10%       0.03%
Direct consumer loans                                                 1.45%        0.50%       0.39%        0.98%       0.39%
Indirect consumer loans                                               0.45%        0.75%       0.67%        0.60%       0.68%
Finance Company loans                                                 1.58%        1.56%       3.00%        1.57%       2.78%
                                                                 ----------- ------------ ----------- ------------ -----------
Total net charge-offs to average loans (including storm-related)      0.40%       -0.01%       0.24%        0.20%       0.28%
                                                                 ----------- ------------ ----------- ------------ -----------
Total net charge-offs to average loans (excluding storm-related)      0.25%       -0.10%       0.24%        0.08%       0.28%
                                                                 ----------- ------------ ----------- ------------ -----------
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Hancock Holding Company Financial Highlights (amounts in thousands, except per share data and FTE headcount) (unaudited) ------------------------------------------- ----------------------------- Three Months Ended Six Months Ended ------------------------------------------- ----------------------------- 6/30/2006 3/31/2006 6/30/2005 6/30/2006 6/30/2005 -------------- ------------- -------------- -------------- -------------- Income Statement Interest income $86,404 $81,590 $64,027 $167,993 $124,558 Interest income (TE) 88,375 83,563 65,768 171,939 128,069 Interest expense 28,636 25,273 17,961 53,908 34,249 -------------- ------------- -------------- -------------- -------------- Net interest income (TE) 59,740 58,290 47,807 118,030 93,820 Provision for loan losses - (705) 1,891 (705) 4,651 Non-interest income excluding securities transactions 25,942 24,890 24,695 50,831 47,122 Securities transactions gains/(losses) - 118 (15) 118 (8) Non-interest expense 51,172 49,165 42,505 100,338 84,148 -------------- ------------- -------------- -------------- -------------- Income before income taxes 32,536 32,865 26,350 65,402 48,623 Income tax expense 10,539 10,854 8,256 21,393 15,091 -------------- ------------- -------------- -------------- -------------- Net income $21,998 $22,011 $18,095 $44,009 $33,532 ============== ============= ============== ============== ============== Non-interest Income and Operating Expense Service charges on deposit accounts $9,223 $7,884 $10,459 $17,107 $19,949 Trust fees 3,409 3,078 2,859 6,487 5,399 Debit card & merchant fees 1,863 1,709 1,074 3,571 2,105 Insurance fees 4,596 5,159 3,499 9,755 7,380 Investment & annuity fees 1,591 1,264 1,547 2,855 2,735 ATM fees 1,273 1,294 1,154 2,567 2,526 Secondary mortgage market operations 749 817 676 1,566 1,174 Other income 3,239 3,684 3,428 6,923 5,853 -------------- ------------- -------------- -------------- -------------- Non-interest income excluding securities transactions $25,942 $24,890 $24,695 $50,831 $47,122 Securities transactions gains/(losses) - 118 (15) 118 (8) -------------- ------------- -------------- -------------- -------------- Total non-interest income including securities transactions $25,942 $25,008 $24,680 $50,950 $47,113 ============== ============= ============== ============== ============== Personnel expense $26,400 $26,202 $22,925 $52,602 $45,304 Occupancy expense (net) 3,474 3,659 2,576 7,134 5,071 Equipment expense 2,816 2,668 2,366 5,484 4,724 Other operating expense 17,976 15,961 14,059 33,937 27,887 Amortization of intangibles 507 675 578 1,181 1,162 -------------- ------------- -------------- -------------- -------------- Total non-interest expense $51,172 $49,165 $42,505 $100,338 $84,148 ============== ============= ============== ============== ==============
- more -

Hancock Holding Company                                                                                                                                - Add 8 -
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                             ----------------------------------------------- ----------------------------------
                                                             Three Months Ended                          Six Months Ended
                                             ----------------------------------------------- ----------------------------------
                                                     6/30/2006     3/31/2006      6/30/2005           6/30/2006      6/30/2005
                                             ------------------ ------------- -------------- ------------------- --------------
Period-end Balance Sheet

Commercial/real estate loans                        $1,727,236    $1,688,820     $1,539,576          $1,727,236     $1,539,576
Mortgage loans                                         423,001       408,750        424,725             423,001        424,725
Direct consumer loans                                  470,433       456,888        504,119             470,433        504,119
Indirect consumer loans                                348,342       349,412        329,535             348,342        329,535
Finance Company loans                                   75,053        67,300         63,450              75,053         63,450
                                             ------------------ ------------- -------------- ------------------- --------------
Total loans                                          3,044,065     2,971,171      2,861,405           3,044,065      2,861,405
Securities                                           2,133,792     2,278,613      1,387,477           2,133,792      1,387,477
Short-term investments                                 414,062       417,373         84,453             414,062         84,453
                                             ------------------ ------------- -------------- ------------------- --------------
Earning assets                                       5,591,919     5,667,157      4,333,334           5,591,919      4,333,334
                                             ------------------ ------------- -------------- ------------------- --------------
Allowance for loan losses                              (70,960)      (73,961)       (41,382)            (70,960)       (41,382)
Other assets                                           634,233       663,393        497,113             634,233        497,113
                                             ------------------ ------------- -------------- ------------------- --------------
Total assets                                        $6,155,192    $6,256,589     $4,789,065          $6,155,192     $4,789,065
                                             ================== ============= ============== =================== ==============

Non-interest bearing deposits                       $1,206,235    $1,225,744       $728,001          $1,206,235       $728,001
Interest bearing transaction deposits                1,640,552     1,730,873      1,303,152           1,640,552      1,303,152
Interest bearing Public Fund deposits                  853,566       892,894        702,099             853,566        702,099
Time deposits                                        1,546,973     1,469,438      1,119,761           1,546,973      1,119,761
                                             ------------------ ------------- -------------- ------------------- --------------
Total interest bearing deposits                      4,041,092     4,093,205      3,125,012           4,041,092      3,125,012
                                             ------------------ ------------- -------------- ------------------- --------------
Total deposits                                       5,247,327     5,318,949      3,853,013           5,247,327      3,853,013
Other borrowed funds                                   227,793       273,629        301,004             227,793        301,004
Other liabilities                                      187,812       174,568        154,608             187,812        154,608
Common shareholders' equity                            492,260       489,443        480,440             492,260        480,440
                                             ------------------ ------------- -------------- ------------------- --------------
Total liabilities & common equity                   $6,155,192    $6,256,589     $4,789,065          $6,155,192     $4,789,065
                                             ================== ============= ============== =================== ==============

Average Balance Sheet

Commercial/real estate loans                        $1,699,768    $1,674,706     $1,523,348          $1,687,306     $1,507,267
Mortgage loans                                         410,522       410,023        417,307             410,274        412,310
Direct consumer loans                                  463,977       469,832        509,628             466,888        506,681
Indirect consumer loans                                348,463       351,405        323,100             349,926        318,347
Finance Company loans                                   71,461        64,496         62,124              67,997         61,426
                                             ------------------ ------------- -------------- ------------------- --------------
Total loans                                          2,994,191     2,970,461      2,835,506           2,982,391      2,806,031
Securities                                           2,273,012     2,152,958      1,449,554           2,213,317      1,400,303
Short-term investments                                 338,443       335,986         47,260             337,221         89,685
                                             ------------------ ------------- -------------- ------------------- --------------
Earning average assets                               5,605,646     5,459,405      4,332,320           5,532,930      4,296,020
                                             ------------------ ------------- -------------- ------------------- --------------
Allowance for loan losses                              (73,706)      (74,429)       (41,185)            (74,066)       (40,938)
Other assets                                           570,497       598,546        490,668             584,444        501,357
                                             ------------------ ------------- -------------- ------------------- --------------
Total assets                                        $6,102,438    $5,983,521     $4,781,803          $6,043,308     $4,756,440
                                             ================== ============= ============== =================== ==============

Non-interest bearing deposits                       $1,177,756    $1,201,186       $730,570          $1,189,407       $715,938
Interest bearing transaction deposits                1,696,598     1,714,514      1,319,606           1,705,506      1,325,845
Interest bearing Public Fund deposits                  837,751       712,394        683,665             775,418        697,649
Time deposits                                        1,504,343     1,406,969      1,116,973           1,455,925      1,103,246
                                             ------------------ ------------- -------------- ------------------- --------------
Total interest bearing deposits                      4,038,692     3,833,877      3,120,245           3,936,850      3,126,740
                                             ------------------ ------------- -------------- ------------------- --------------
Total deposits                                       5,216,448     5,035,063      3,850,815           5,126,257      3,842,679
Other borrowed funds                                   210,388       287,738        304,637             248,849        288,147
Other liabilities                                      182,453       173,989        151,217             178,244        152,999
Common shareholders' equity                            493,149       486,731        475,134             489,958        472,615
                                             ------------------ ------------- -------------- ------------------- --------------
Total liabilities & common equity                   $6,102,438    $5,983,521     $4,781,803          $6,043,308     $4,756,440
                                             ================== ============= ============== =================== ==============
- more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                --------------------------------------------- ----------------------------------
                                                               Three Months Ended                         Six Months Ended
                                                --------------------------------------------- ----------------------------------
                                                      6/30/2006     3/31/2006      6/30/2005           6/30/2006      6/30/2005
                                                ---------------- ------------- -------------- ------------------- --------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                    53.41%        54.41%         65.45%              53.90%         65.32%
Securities                                               40.55%        39.44%         33.46%              40.00%         32.60%
Short-term investments                                    6.04%         6.15%          1.09%               6.09%          2.09%
                                                ---------------- ------------- -------------- ------------------- --------------
Earning average assets                                  100.00%       100.00%        100.00%             100.00%        100.00%
                                                ================ ============= ============== =================== ==============

Non-interest bearing deposits                            21.01%        22.00%         16.86%              21.50%         16.67%
Interest bearing transaction deposits                    30.27%        31.40%         30.46%              30.82%         30.86%
Interest bearing Public Fund deposits                    14.94%        13.05%         15.78%              14.01%         16.24%
Time deposits                                            26.84%        25.77%         25.78%              26.31%         25.68%
                                                ---------------- ------------- -------------- ------------------- --------------
Total deposits                                           93.06%        92.23%         88.89%              92.65%         89.45%
Other borrowed funds                                      3.75%         5.27%          7.03%               4.50%          6.71%
Other net interest-free funding sources                   3.19%         2.50%          4.08%               2.85%          3.85%
                                                ---------------- ------------- -------------- ------------------- --------------
Total average funding sources                           100.00%       100.00%        100.00%             100.00%        100.00%
                                                ================ ============= ============== =================== ==============

Loan mix:
Commercial/real estate loans                             56.77%        56.38%         53.72%              56.58%         53.72%
Mortgage loans                                           13.71%        13.80%         14.72%              13.76%         14.69%
Direct consumer loans                                    15.50%        15.82%         17.97%              15.65%         18.06%
Indirect consumer loans                                  11.64%        11.83%         11.39%              11.73%         11.35%
Finance Company loans                                     2.39%         2.17%          2.19%               2.28%          2.19%
                                                ---------------- ------------- -------------- ------------------- --------------
Total loans                                             100.00%       100.00%        100.00%             100.00%        100.00%
                                                ================ ============= ============== =================== ==============

Average dollars (in thousands):
Loans                                                $2,994,191    $2,970,461     $2,835,506          $2,982,391     $2,806,031
Securities                                            2,273,012     2,152,958      1,449,554           2,213,317      1,400,303
Short-term investments                                  338,443       335,986         47,260             337,221         89,685
                                                ---------------- ------------- -------------- ------------------- --------------
Earning average assets                               $5,605,646    $5,459,405     $4,332,320          $5,532,930     $4,296,020
Non-interest bearing deposits                        $1,177,756    $1,201,186       $730,570          $1,189,407       $715,938
Interest bearing transaction deposits                 1,696,598     1,714,514      1,319,606           1,705,506      1,325,845
Interest bearing Public Fund deposits                   837,751       712,394        683,665             775,418        697,649
Time deposits                                         1,504,343     1,406,969      1,116,973           1,455,925      1,103,246
                                                ---------------- ------------- -------------- ------------------- --------------
Total deposits                                        5,216,448     5,035,063      3,850,815           5,126,257      3,842,679
Other borrowed funds                                    210,388       287,738        304,637             248,849        288,147
Other net interest-free funding sources                 178,810       136,604        176,868             157,824        165,194
                                                ---------------- ------------- -------------- ------------------- --------------
Total average funding sources                        $5,605,646    $5,459,405     $4,332,320          $5,532,930     $4,296,020

Loans:
Commercial/real estate loans                         $1,699,768    $1,674,706     $1,523,348          $1,687,306     $1,507,267
Mortgage loans                                          410,522       410,023        417,307             410,274        412,310
Direct consumer loans                                   463,977       469,832        509,628             466,888        506,681
Indirect consumer loans                                 348,463       351,405        323,100             349,926        318,347
Finance Company loans                                    71,461        64,496         62,124              67,997         61,426
                                                ---------------- ------------- -------------- ------------------- --------------
Total average loans                                  $2,994,191    $2,970,461     $2,835,506          $2,982,391     $2,806,031
                                                ---------------- ------------- -------------- ------------------- --------------
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Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                               Three Months Ended
                                      --------------------------------------------------------------------------------------------

                                                  06/30/06                          03/31/06                   06/30/05
                                      --------------------------------  ----------------------------  ----------------------------

                                        Interest    Volume      Rate     Interest    Volume     Rate  Interest   Volume    Rate
                                      ----------- ----------  -------- ----------- ----------- -----  -------- ---------- --------

Average Earning Assets
Commercial & real estate loans (TE)      $30,613  $1,699,768    7.22%     $28,637  $1,674,706   6.93% $23,775  $1,523,348   6.26%
Mortgage loans                             5,980     410,522    5.83%       5,897     410,023   5.75%   5,886     417,307   5.64%
Consumer loans                            18,356     883,901    8.33%      17,473     885,732   8.00%  17,018     894,852   7.63%
Loan fees & late charges                   2,476           -    0.00%       2,320           -   0.00%   2,348           -   0.00%
                                       ---------- -----------  ------- ----------- ----------- --------------- ----------- -------
  Total loans (TE)                        57,425   2,994,191    7.69%      54,327   2,970,461   7.40%  49,028   2,835,506   6.93%

US treasury securities                       454      42,028    4.33%         627      60,086   4.23%      61      11,076   2.20%
US agency securities                      15,954   1,346,963    4.74%      13,786   1,194,312   4.62%   4,977     484,119   4.11%
CMOs                                       1,626     164,825    3.95%       1,810     184,276   3.93%   2,608     262,799   3.97%
Mortgage backed securities                 5,643     484,002    4.66%       5,519     477,789   4.62%   5,170     468,239   4.42%
Municipals (TE)                            2,673     158,553    6.74%       2,723     163,175   6.67%   2,841     162,467   6.99%
Other securities                             944      76,641    4.93%         872      73,320   4.76%     785      60,853   5.16%
                                       ---------- -----------  ------- ----------- ----------- --------------- ----------- -------
  Total securities (TE)                   27,294   2,273,012    4.80%      25,336   2,152,958   4.71%  16,441   1,449,554   4.54%

  Total short-term investments             3,656     338,443    4.33%       3,900     335,986   4.71%     299      47,260   2.54%

  Average earning assets yield (TE)      $88,375  $5,605,646    6.32%     $83,563  $5,459,405   6.17% $65,768  $4,332,320   6.08%

Interest-bearing Liabilities
Interest-bearing transaction deposits     $3,780  $1,696,598    0.89%      $3,266  $1,714,514   0.77%  $2,129  $1,319,606   0.65%
Time deposits                             14,451   1,504,343    3.85%      13,005   1,406,969   3.75%   9,570   1,116,973   3.44%
Public Funds                               8,658     837,751    4.15%       6,750     712,394   3.84%   4,408     683,665   2.59%
                                       ---------- ----------- -------- ----------- ----------- --------------- ----------- -------
   Total interest bearing deposits        26,888   4,038,692    2.67%      23,021   3,833,877   2.44%  16,106   3,120,245   2.07%

Customer repos                             1,573     200,973    3.14%       1,641     230,725   2.88%   1,095     231,456   1.90%

Other borrowings                             174       9,415    7.43%         611      57,014   4.35%     759      73,181   4.16%
                                       ---------- -----------  ------- ----------- ----------- --------------- ----------- -------
  Total borrowings                         1,747     210,388    3.33%       2,252     287,738   3.17%   1,854     304,637   2.44%

  Total interest bearing liab cost       $28,636  $4,249,079    2.70%     $25,273  $4,121,615   2.49% $17,961  $3,424,882   2.10%

Noninterest-bearing deposits                       1,177,756                        1,201,186                     730,570
Other net interest-free funding sources              178,810                          136,604                     176,868

Total Cost of Funds                      $28,636  $5,605,646    2.05%     $25,273  $5,459,405   1.88% $17,961  $4,332,320   1.66%

Net Interest Spread (TE)                 $59,740                3.61%     $58,290               3.69% $47,807               3.98%

Net Interest Margin (TE)                 $59,740  $5,605,646    4.27%     $58,290  $5,459,405   4.30% $47,807  $4,332,320   4.42%
- more -

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                       Six Months Ended
                                       -----------------------------------------------------------------------------------
                                                      6/30/2006                              6/30/2005
                                       -------------------------------------- --------------------------------------------
                                        Interest        Volume         Rate     Interest        Volume              Rate
                                       -----------   -------------  --------- -----------   --------------   -------------

Average Earning Assets
Commercial & real estate loans (TE)       $59,250      $1,687,306      7.08%     $46,078       $1,507,267           6.16%
Mortgage loans                             11,877         410,274      5.79%      11,583          412,310           5.62%
Consumer loans                             35,829         884,811      8.17%      33,427          886,454           7.60%
Loan fees & late charges                    4,796               -      0.00%       4,327                -           0.00%
                                       -----------   -------------  --------- -----------   --------------   -------------
  Total loans (TE)                        111,752       2,982,391      7.55%      95,415        2,806,031           6.85%

US treasury securities                      1,081          51,007      4.27%         121           11,067           2.20%
US agency securities                       29,740       1,271,059      4.68%       9,262          457,412           4.05%
CMOs                                        3,435         174,497      3.94%       5,294          264,906           4.00%
Mortgage backed securities                 11,162         480,913      4.64%       9,717          440,560           4.41%
Municipals (TE)                             5,396         160,851      6.71%       5,712          163,002           7.01%
Other securities                            1,817          74,990      4.84%       1,456           63,356           4.60%
                                       -----------   -------------  --------- -----------   --------------   -------------
  Total securities (TE)                    52,630       2,213,317      4.76%      31,563        1,400,303           4.51%

  Total short-term investments              7,556         337,221      4.52%       1,091           89,685           2.45%

  Average earning assets yield (TE)      $171,939      $5,532,930      6.25%    $128,069       $4,296,020           5.99%

Interest-Bearing Liabilities
Interest-bearing transaction deposits      $7,046      $1,705,506      0.83%      $4,050       $1,325,845           0.62%
Time deposits                              27,456       1,455,925      3.80%      18,929        1,103,246           3.46%
Public Funds                               15,407         775,418      4.01%       8,159          697,649           2.36%
                                       -----------   -------------  --------- -----------   --------------   -------------
   Total interest bearing deposits         49,909       3,936,850      2.56%      31,139        3,126,740           2.01%

Customer repos                              3,214         215,766      3.00%       1,759          223,213           1.59%
Other borrowings                              786          33,083      4.79%       1,352           64,934           4.20%
                                       -----------   -------------  --------- -----------   --------------   -------------
  Total borrowings                          3,999         248,849      3.24%       3,111          288,147           2.18%

  Total interest bearing liab cost        $53,908      $4,185,699      2.60%     $34,249       $3,414,887           2.02%

Noninterest-bearing deposits                            1,189,407                                 715,938
Other net interest-free funding sources                   157,824                                 165,194

Total Cost of Funds                       $53,908      $5,532,930      1.96%     $34,249       $4,296,020           1.61%

Net Interest Spread (TE)                 $118,030                      3.65%     $93,820                            3.97%

Net Interest Margin (TE)                 $118,030      $5,532,930      4.28%     $93,820       $4,296,020           4.39%
- more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                           2004                           2005                          2006
                                                    -------------------   --------------------------------------  -----------------
                                                       3Q         4Q         1Q        2Q        3Q        4Q        1Q       2Q
                                                    --------   --------   --------  --------  --------  --------  -------   -------
Per Common Share Data

Earnings per share:
    Basic                                             $0.47      $0.49      $0.48     $0.56     $0.04     $0.59     $0.68     $0.68
    Diluted                                           $0.47      $0.48      $0.47     $0.55     $0.04     $0.58     $0.67     $0.66
Cash dividends per share                             $0.165     $0.165     $0.165    $0.165    $0.195    $0.195    $0.195    $0.220
Book value per share (period-end)                    $14.16     $14.32     $14.16    $14.87    $14.52    $14.78    $15.06    $15.12
Tangible book value per share (period-end)           $12.03     $12.16     $11.99    $12.73    $12.25    $12.55    $12.85    $12.94
Weighted average number of shares:
    Basic                                            32,495     32,467     32,463    32,396    32,308    32,313    32,393    32,531
    Diluted                                          33,054     33,076     33,019    32,928    32,940    32,980    33,088    33,322
Period-end number of shares                          32,472     32,440     32,463    32,310    32,309    32,301    32,494    32,555
Market data:
    High closing price                               $34.27     $34.83     $34.20    $34.87    $37.84    $39.90    $46.67    $57.19
    Low closing price                                $27.32     $30.00     $30.25    $28.25    $29.93    $31.08    $37.75    $44.02
    Period end closing price                         $31.79     $33.46     $32.50    $34.40    $34.14    $37.81    $46.52    $56.00
    Trading volume                                    2,792      2,781      3,286     3,527     8,760     6,829     3,990     8,737

Other Period-end Data

FTE headcount                                         1,731      1,767      1,766     1,813     1,590     1,735     1,768     1,777
Tangible common equity                             $390,696   $394,389   $389,344  $411,203  $395,843  $405,216  $417,684  $421,369
Tier I capital                                     $391,098   $399,320   $408,163  $416,312  $407,075  $420,281  $440,302  $457,738
Goodwill                                            $56,474    $55,409    $55,409   $55,409   $61,428   $61,418   $61,418   $59,060
Amortizable intangibles                             $10,852    $12,263    $12,510   $11,746    $9,928    $9,204    $8,725   $10,575
Mortgage servicing intangibles                       $1,922     $2,520     $2,288    $2,082    $1,860    $1,577    $1,384    $1,256
Common shares repurchased for publicly
  announced plans                                        84          -         40        96        12         -        17        22

Performance Ratios

Return on average assets                              1.37%      1.39%      1.32%     1.52%     0.12%     1.39%     1.49%     1.45%
Return on average common equity                      13.67%     13.54%     13.32%    15.28%     1.18%    15.98%    18.34%    17.89%
Earning asset yield (TE)                              5.86%      6.00%      5.90%     6.08%     6.19%     6.14%     6.17%     6.32%
Total cost of funds                                   1.44%      1.47%      1.55%     1.66%     1.80%     1.70%     1.88%     2.05%
Net interest margin (TE)                              4.42%      4.53%      4.35%     4.42%     4.40%     4.44%     4.30%     4.27%
Non-interest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  items, gain on sale of credit card
  merchant and securities transactions               57.55%     54.95%     59.99%    57.83%    60.85%    56.89%    58.30%    59.13%
Common equity (period-end) as
  a percent of total assets (period-end)             10.24%      9.96%      9.64%    10.03%     9.55%     8.02%     7.82%     8.00%
Leverage (Tier I) ratio                               8.86%      8.97%      8.75%     8.83%     8.64%     7.85%     7.45%     7.59%
Tangible common equity ratio                          8.83%      8.58%      8.28%     8.71%     8.17%     6.89%     6.75%     6.92%
Net charge-offs as a
  percent of average loans                            0.45%      0.56%      0.33%     0.24%     0.23%     0.41%    -0.01%     0.40%
Allowance for loan losses as
  a percent of period-end loans                       1.45%      1.48%      1.48%     1.45%     2.57%     2.49%     2.49%     2.33%
Allowance for loan losses to
  NPAs + loans 90 days past due                     225.17%    251.85%    323.66%   284.75%   392.70%   195.50%   432.85%   457.10%
Provision for loan losses to net charge-offs        114.34%    150.98%    122.13%   111.83%  2165.65%    34.76%   655.76%         -
Loan/deposit ratio                                   73.07%     75.19%     72.40%    73.63%    76.77%    66.44%    59.00%    57.40%
Non-interest income excluding
  net storm-related items, gain on sale of
  credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                              31.98%     32.37%     32.77%    34.06%    31.10%    29.68%    29.92%    30.28%
- more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                               2004                             2005                               2006
                                     ----------------------- ----------------------------------------------- ----------------------
                                          3Q           4Q          1Q          2Q         3Q          4Q          1Q           2Q
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Asset Quality Information

Non-accrual loans                        $7,770      $7,480      $6,335      $8,052     $10,373     $10,617      $8,676      $7,237
Foreclosed assets                         4,151       3,513       3,591       2,567       2,973       1,898       1,779       1,606
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Total non-performing assets             $11,921     $10,993      $9,926     $10,619     $13,346     $12,515     $10,455      $8,843
Non-performing assets as a percent
  of loans and foreclosed assets          0.44%       0.40%       0.36%       0.37%       0.45%       0.42%       0.35%       0.29%

Accruing loans 90 days past due          $5,277      $5,160      $2,798      $3,914      $6,156     $25,622      $6,632      $6,681
Accruing loans 90 days past due as
  a percent of loans                      0.20%       0.19%       0.10%       0.14%       0.21%       0.86%       0.22%       0.22%
Non-performing assets + accruing
  loans 90 days past due to loans
  and foreclosed assets                   0.64%       0.59%       0.46%       0.51%       0.65%       1.28%       0.57%       0.51%

Net charge-offs                          $2,963      $3,839      $2,260      $1,691      $1,704      $3,104      ($108)      $3,001
Net charge-offs as
  a percent of average loans              0.45%       0.56%       0.33%       0.24%       0.23%       0.41%      -0.01%       0.40%

Allowance for loan losses               $38,725     $40,682     $41,182     $41,382     $76,584     $74,558     $73,961     $70,960
Allowance for loan losses as a
  percent of period-end loans             1.45%       1.48%       1.48%       1.45%       2.57%       2.49%       2.49%       2.33%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due       225.17%     251.85%     323.66%     284.75%     392.70%     195.50%     432.85%     457.10%

Provision for loan losses                $3,388      $5,796      $2,760      $1,891     $36,905      $1,079      ($705)           -
Provision for loan losses to net
   charge-offs                          114.34%     150.98%     122.13%     111.83%    2165.65%      34.76%     655.76%           -

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans               $734      $1,003        $770        $202       ($17)        $332    ($1,769)        $620
Mortgage loans                             (22)          38          68         (5)           7         (7)         181          28
Direct consumer loans                     1,222       1,173         501         491         861       1,831         579       1,681
Indirect consumer loans                     402         910         540         538         342         272         653         391
Finance company loans                       627         715         381         465         511         676         248         281
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Total net charge-offs (including
   storm-related)                        $2,963      $3,839      $2,260      $1,691      $1,704      $3,104      ($108)      $3,001
Storm-related net charge-offs                 -           -           -           -           -       2,350         597       1,133
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Total net charge-offs (excluding
   storm-related)                        $2,963      $3,839      $2,260      $1,691      $1,704        $754      ($705)      $1,868
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------

Average loans:
Commercial/real estate loans         $1,396,149  $1,439,074  $1,491,008  $1,523,348  $1,584,244  $1,660,804  $1,674,706  $1,699,768
Mortgage loans                          400,710     408,535     407,258     417,307     430,615     442,977     410,023     410,522
Direct consumer loans                   487,139     498,336     503,700     509,628     504,362     489,150     469,832     463,977
Indirect consumer loans                 296,755     307,413     313,542     323,100     335,482     342,203     351,405     348,463
Finance Company loans                    59,935      60,604      60,720      62,124      64,006      63,663      64,496      71,461
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Total average loans                  $2,640,689  $2,713,963  $2,776,229  $2,835,506  $2,918,709  $2,998,797  $2,970,461  $2,994,191

Net charge-offs to average loans:
Commercial/real estate loans              0.21%       0.28%       0.21%       0.05%       0.00%       0.08%      -0.43%       0.15%
Mortgage loans                           -0.02%       0.04%       0.07%       0.00%       0.01%      -0.01%       0.18%       0.03%
Direct consumer loans                     1.00%       0.94%       0.40%       0.39%       0.68%       1.49%       0.50%       1.45%
Indirect consumer loans                   0.54%       1.18%       0.70%       0.67%       0.40%       0.32%       0.75%       0.45%
Finance Company loans                     4.16%       4.69%       2.54%       3.00%       3.17%       4.21%       1.56%       1.58%
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Total net charge-offs to average
  loans (excl storm-related)              0.45%       0.56%       0.33%       0.24%       0.23%       0.41%      -0.01%       0.40%
                                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Total net charge-offs to average
  loans (incl storm-related)              0.45%       0.56%       0.33%       0.24%       0.23%       0.10%      -0.10%       0.25%
- more -

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                               2004                               2005                                2006
                                       ---------------------- --------------------------------------------- -----------------------
                                          3Q           4Q          1Q         2Q          3Q          4Q          1Q         2Q
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Income Statement

Interest income                         $57,424      $59,190    $60,531    $64,027      $65,644    $73,429      $81,590     $86,404
Interest income (TE)                     59,184       61,051     62,302     65,767       67,506     75,433       83,563      88,375
Interest expense                         14,567       15,014     16,289     17,961       19,659     20,911       25,273      28,636
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Net interest income (TE)                 44,617       46,037     46,013    47,807       47,847     54,522       58,290       59,740
Provision for loan losses                 3,388        5,796      2,760      1,891       36,905      1,079        (705)           -
Non-interest income excluding net
  storm-related items
  gain on sale of credit card
  merchant and securities transactions   20,973       22,037     22,427     24,695       21,600     23,016       24,890      25,942
Net storm-related items                       -            -          -          -       12,276    (5,692)            -           -
Gain on sale of credit card merchant          -            -          -          -            -          -            -           -
Securities transactions gains/(losses)      (2)            4          7       (15)         (18)       (27)          118           -
Non-interest expense                     38,306       37,945     41,642     42,505       42,770     44,626       49,165      51,172
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Income before income taxes               22,134       22,475     22,273    26,350          168     24,112       32,865       32,536
Income tax expense                        6,737        6,684      6,836      8,256      (1,267)      5,047       10,854      10,539
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Net income                              $15,396      $15,791    $15,438    $18,094       $1,435    $19,065      $22,011     $21,998
                                       ========= ============ ========== ========== ============ ========== ============ ==========

Non-interest Income
  and Operating Expense

Service charges on deposit accounts     $11,567      $11,062     $9,490    $10,459       $7,975     $6,850       $7,884      $9,223
Trust fees                                2,281        2,487      2,541      2,859        2,761      2,946        3,078       3,409
Debit card & merchant fees                1,197        1,172      1,030      1,074        1,055      1,717        1,709       1,863
Insurance fees                            2,056        1,824      3,881      3,499        4,883      4,837        5,159       4,596
Investment & annuity fees                   438          581      1,188      1,547        1,304      1,037        1,264       1,591
ATM fees                                  1,129        1,119      1,372      1,154          871        805        1,294       1,273
Secondary mortgage market operations        529        1,489        499        676          377        670          817         749
Other income                              1,776        2,302      2,426      3,428        2,374      4,154        3,684       3,239
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Non-interest income excluding
  securities transactions               $20,973      $22,037    $22,427    $24,695      $21,600    $23,016      $24,890     $25,942
Net storm-related items                       -            -          -          -       12,276    (5,692)            -           -
Gain on sale of credit card merchant          -            -          -          -            -          -            -           -
Securities transactions gains/(losses)      (2)            4          7       (15)         (18)       (27)          118           -
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Total non-interest income including
  storm-related items, gains on sale
  credit card merchant and
  securities transactions               $20,971      $22,041    $22,433    $24,680      $33,858    $17,298      $25,008     $25,942
                                       ========= ============ ========== ========== ============ ========== ============ ==========

Personnel expense                       $20,664      $21,706    $22,379    $22,925      $24,275    $24,580      $26,202     $26,400
Occupancy expense (net)                   2,470        2,627      2,495      2,576        2,617      3,237        3,659       3,474
Equipment expense                         2,419        2,548      2,357      2,366        2,319      2,511        2,668       2,816
Other operating expense                  12,194       10,526     13,828     14,059       13,044     13,780       15,961      17,976
Amortization of intangibles                 558          538        584        578          514        518          675         507
                                       --------- ------------ ---------- ---------- ------------ ---------- ------------ ----------
Total non-interest expense              $38,306      $37,945    $41,642    $42,505      $42,770    $44,626      $49,165     $51,172